January 2009
www.amedisys.com
NASDAQ: AMED
We encourage everyone to visit the Investors section on our website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business and clinical operations and control processes, and SEC filings. We intend to use our website to expedite public access to time-critical information regarding the Company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information.
Exhibit 99.1

Forward-Looking Statements
This presentation may include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-
looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties.
Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly
Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (800) 467-
2662. We disclaim any obligation to update any forward-looking statements in this presentation.

Investment Highlights
Focus on home nursing and related services
to Medicare population
Large, growing and highly fragmented industry
Strong internal growth and cash flow
with low recurring routine cap ex
Proven operating model supported
by sophisticated technology system
Demonstrated ability to identify
and integrate acquisitions
Liquidity availability to fund external growth
Extensive delivery platform ideally positioned
for Medicare care management initiatives
Experienced management team

William F. Borne
Chairman and Chief Executive Officer
CEO since founding the Company in 1982
Larry R. Graham
President and Chief Operating Officer, Director
Joined Amedisys in 1996; COO since 1999;
President since 2004
Dale E. Redman, CPA
Chief Financial Officer
Joined Amedisys in February 2007
Alice Ann Schwartz
Chief Information Officer
Joined Amedisys in 1998, CIO since 2004,
SVP Clinical Operations since 2003
Jeffrey Jeter
Chief Compliance Officer
Joined Amedisys in 2001
Management Team

Amedisys
Home Health Services

94%
6%
Home Health
Hospice

Corporate Overview
Founded in 1982, publicly
listed 1994
534
2
locations in 37 states
Leading provider of home
health services
]
Services include skilled
nursing and therapy
94% of Home Health revenue
is episodic based (both
Medicare & non-Medicare)
1 For the nine-month period ended September 30, 2008
2 Both home health and hospice, inclusive of joint venture agencies, as of December 31, 2008
3 Annualized visits per year
4 Forecasted 2008 annual results as of 10/28/08 and reaffirmed 11/20/08
5 Forecasted 2009 annual results as of 1/06/09
Revenue Mix
Stats
14,500 employees
Daily visits = 18,300
6,750,000 visits per year
2008 revenue guidance = $1.175 billion 4
2009 revenue guidance = $1.475 billion 5
1
3

Poly Pharmacy Needs
12.75
Average Number of Meds = 12.75
Date Range: 2008
Population: 198,793
Source: Amedisys AMS2

Age Distribution
65 and Older
- 2008 -
Date Range - 2008 (Jan-Dec)
Source: Amedisys AMS2 Completed Medicare Episodes
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
# of Patients
10%
14%
18%
23%
21%
11%
3%

Average # of Patient Meds by Episode
16
14
12
10
11.46
14.42
1 Episode
>= 2 Episodes

Patient Overview Average patient is 81 years old Higher acuity patient Patient is taking an average of 13 medications ] 14 medications for greater than two episodes

2008 Patients by Service Days

Date Range: 01/01/08 - 12/31/08
Population: Medicare patients who have been discharged in 2008
Source: Amedisys AMS2
120,000
100,000
80,000
60,000
40,000
20,000
0
114,815
30,593
11,662
6,088
3,520
2,231
1,529
1,105
792
563
1-60 (66.41%)
61-120 (17.69%)
121-180 (6.75%)
181-240 (3.52%)
241-300 (2.04%)
301-360 (1.29%)
361-420 (0.88%)
421-480 (0.64%)
481-540 (0.46%)
541-600 (0.33%)
Service Days & Patient Percentage

Patient Overview 84.1% of patients have two episodes of care or less: ] 66.4% of patients have only one episode of care ] 17.7% have only a second episode of care

WASHINGTON
MONTANA
N. DAKOTA
MINNESOTA
MAINE
OREGON
IDAHO
WYOMING
S. DAKOTA
WISCONSIN
MICHIGAN
NEW YORK
VT
NH
MA
CT
RI
NEBRASKA
IOWA
PENN
NJ
DE
NEVADA
UTAH
COLORADO
KANSAS
ILLINOIS
IN
OHIO
W.VA
MD
MISSOURI
KENTUCKY
VIRGINIA
CALIFORNIA
ARIZONA
NEW MEXICO
OKLAHOMA
ARKANSAS
TENNESSEE
N.CAR
S.CAR
MISS
ALA
GA
TEXAS
LA
FLA
ALASKA
PUERTO RICO

Our Locations
1
As of December 31, 2008, inclusive of joint ventures.
National home nursing provider located in 37 states and Puerto Rico .
Largest provider in the Southern and Southeastern United States.
–
484 home nursing
locations
–
50 hospice locations
1
1

Our Strategy
Focus on Medicare-eligible patients
Emphasize internal growth
Select, acquire and integrate quality home
care agencies
Focus on providing a cost-efficient
operating structure
Develop and deploy specialized programs
for chronic diseases and conditions
Expand care coordination platform
Start-up activities

$60.0
$55.0
$50.0
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$23.2
$25.6
$27.5
$29.2
$30.8
$32.7
$35.3
$38.6
$42.4
$46.4
$51.0
$56.0
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Medicare Revenue Market Size
2006: Medicare spending
for home health reached
$14 billion and hospice
was $9.2 billion, giving a
combined total of $23.2
billion
2017: Home health will
contribute $36 billion and
hospice $20 billion of the
projected $56 billion
Source: CBO's March 2008 Baseline: MEDICARE
MEDICARE Home Health and Hospice Revenue
$ in billions

- Industry is highly fragmented
- 9,200 Medicare-certified nursing agencies
- Publicly-owned providers account for less than 7% of the home nursing market
- Most are single-site, small, local or regional providers:
  - Independently-owned agencies
  - Visiting nurse associations
  - Facility and hospital-based agencies

Medicare Certified Home Health Agencies
10,000
8,000
6,000
4,000
2,000
-
2002
2003
2004
2005
2006
2007

Home Nursing Market Source: CMS Oscar data books and Medpac reports

Industry Growth Drivers
Trend from inpatient to home-based care:
–
Patient preference
–
Payor incentives
–
Technology advancements
Demographics – aging population
–
8,000 Americans will become Medicare eligible each
day beginning in 2011 and by 2030, 57.8 million
baby boomers will be eligible for Medicare benefits
Increased prevalence of chronic and co-morbid
conditions
1
Source: United States Census Bureau
1

Internal Growth
Internal revenue growth 28% for Q3 2008 and 27% for the first nine months of 2008
Internal growth driven by:
–
Overall industry growth
–
Increase in episodic-based admissions
•
Focus on start-ups
–
Increase in episodic-based recertification's
•
Higher acuity levels and co-morbidities, requiring
more intensive services
–
Increase in episodic-based revenue per episode
•
Development of therapy intensive specialty
programs
•
Focus of the new Medicare payment system

40
35
30
25
20
15
10
5
0
8
13
25
36
32
35
2003
2004
2005
2006
2007
2008

Start-Up Strategy
Start-ups typically generate
$1.5 - $2.0 million in run-rate
revenue by the end of their
second year of operations
~ 18 months to recoup the
$250,000 - $350,000
investment
35 home health and 5
hospice start-ups completed
in 2008
* Reported numbers are for home health start-ups
Yearly Start-Ups

- **Acquisition rationale:**
  - Industry leadership
  - Leverage our operating/business systems
  - Value accretion through synergies and agency profitability enhancement
- **Acquisition criteria:**
  - Defined pricing objectives
  - Targeted geographic profile
  - Compatible payor mix
  - Consistent clinical metrics
  - Expandable referral base
  - Opportunities for future internal growth

Acquired Revenue

$ in millions

$350
$300
$250
$200
$150
$100
$50
$-
$85
$77
$40
$315
Annualized
2005
2006
2007
2008

Acquisition Strategy

TLC Integration
TLC Integration Complete
Detailed plan to wind-down TLC corporate
–
Converted all agencies as
of September 15, 2008
–
Closed all regional billing centers as of
October 24, 2008
–
Minor number of corporate employees
remained until December 31, 2008

Referral Source
70%
60%
50%
40%
30%
20%
10%
0%
58%
43%
41%
27%
Hospital Referral
Physican Referral
Amedisys
National Norm

High Quality Health Care Source: OCS Corporate Comparative Report Period: 1/1/08 – 9/30/08

1.55
1.5
1.45
1.4
1.35
1.3
1.25
1.2
Case Mix Weight (%)
2005
2006
2007
AMED
Nation

Higher Acuity Level Patients Source: OCS BBI Reporter Corporate Comparative Report Date Range: 2005-2007 Case Mix

Amedisys Home Health Services

% of Patients
90
80
70
60
50
40
30
20
10
0
49 44
54 53
60 48
72 64
71 64
48 43
67 61
31 29
22 22
66 68
1 1
85 79
Improvement in Ambulation
Improvement in Transferring
Improvement in Urinary Incont
Improvement in Pain
Improvement in Bathing
Improvement in Mgmt of Oral Meds
Improvement in Dyspnea
Acute Care Hospitalization 1
Emergent Care 1
Discharge to Community
Emergent Care New Wound 1
Improvement of Surgical Wounds
Amedisys
Nation

18 High Quality Outcomes Outcomes – June 2008 Amedisys vs. Nation 1 Lower % is better Source: www.medicare.gov

High Quality Health Care
Care Management
–
13 disease management programs
–
70 clinical tracks
Specialty Division
–
Balanced For Life first program in
division
–
Serves higher acuity patients
–
Rolled out to 178 locations through 2008

Amedisys Home Health Services

- Strategic advantages from technology
- Standardized processes:
  - Automated review of assessment forms
  - Automated scheduling
  - Web-based HR and payroll system
- Evidenced based clinical care management
  - Centralized cardiac telehealth
  - Centralized ET nursing
  - Multidisciplinary wound program
- Compliance controls
  - Clinical auditing controls
  - Billing controls
  - Coding controls
- Centralized management of clinical oversight/utilization:
  - Real-time episode analysis
  - Daily/Weekly review of quality indicators
  - Executive information system

Investments in Technology

Comprehensive Compliance Program
Local Level
•
Point of care system
enhances clinical
documentation accuracy
with real-time assessment
input
•
Clinical nurse review of
assessments
•
Physician review/approval
•
Standardized care plans
•
Weekly case conferences
•
Monthly audits
•
End of episode case review
Regional Level Corporate Level
•
Unannounced
compliance & billing
audits
•
Regional directors
monitor compliance
status and resolve errors
•
Real-time monitoring
capability of local level
activity via Point of Care
system
•
Compliance training for all
employees
•
Compliance concerns hotline
•
Compliance review of metric
variances
•
Compliance manager site
visits
•
Semi-annual
clinical/compliance reviews
•
Annual Sarbanes-Oxley audit
•
Annual billing competency
testing
http://www.amedisys.com/pdf/Compliance3/Compliance_Controls.pdf

Medicare Reimbursement
Implemented in October 2000
–
Base payment for 60-day episode of care
–
Adjusted for patient acuity and market factors
2008 CMS issued reimbursement changes
–
Better alignment of reimbursement with patient needs
–
Expands HHRG’s from 80 to 153
–
More integrated reimbursement for therapy
–
Allocation of more dollars to later episodes
–
Benefits agencies with a greater mix of higher-acuity
patients
2009 Changes
–
Market basket increase of approximately 3%
–
Increase offset by 2.75% case mix creep adjustment
–
No rural add-on payment

Revenue & EPS
Revenue (in Millions)
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
EPS 1
Guidance
Guidance
2004
2005
2006
2007
2008
2009
Revenue
EPS

Financial Highlights
Increasing revenue
Strong operating cash flow/low cap ex
requirements
Consistent EPS growth
Strong balance sheet to fund future growth
–
$250 million active shelf registration
–
$139 million unused revolving credit
facility through September 2008
1
2008 EPS -
After adding back certain expenses related to the
integration of TLC Health Care Services, Inc.)

1
We have reclassified certain costs from our general and administrative expenses to our cost of service for health care insurance costs and other miscellaneous expenses, which are associated with our direct care employees, to conform to the current year presentation.
2
EBITDA is defined as net income before provision for income taxes, net interest expense, and depreciation and amortization. EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
($ millions, except per share data)
Summary Financial Results
2006
2007
3Q07
Net revenue
Period-over-period growth
Gross margin
Margin
Operating income
Margin
EBITDA
Margin
Fully-diluted EPS
Period-over-period growth
3Q08
Net Income
$541.1
41.8%
288.9
53.4%
65.7
12.1%
75.7
14.0%
38.3
$1.72
22.0%
$697.9
29.0%
368.9
52.9%
96.6
13.8%
114.0
16.3%
65.1
$2.48
44.2%
$180.9
32.0%
96.5
53.3%
25.7
14.2%
33.7
18.6%
20.2
$0.77
60.4%
$321.6
77.7%
170.4
53.0%
43.6
13.6%
49.4
15.3%
23.5
$0.87
13.0%
1
2

2006 2007 3Q07
Agencies at period end¹
Period-over-period growth
Episodic-Based Completed Episodes
Period-over-period growth
Episodic-Based Admissions
Period-over-period growth
Episodic-Based Revenue per Episode
Period-over-period growth
Total Visits
Period-over-period growth
3Q08
DSO
1
Inclusive of home health and hospice locations and joint ventures
360
30.9%
4,302,830
25.2%
129,649
19.9%
219,855
27.1%
$2,661
1.0%
51.3
275
3,437,881
108,140
172,930
$2,634
52.9
344
1,102,913
32,672
53,958
$2,672
49.3
511
48.5%
1,879,573
70.4%
53,203
62.8%
94,986
76.0%
$2,868
7.3%
56.7
Summary Performance Results

Summary Balance Sheet
($ in millions)
Dec. 31, 2007 Sept. 30, 2008
Assets
Cash
Accounts Receivable, Net
Property, Plant and Equipment
Goodwill
Other
Total Assets
Liabilities and Stockholders’ Equity
Debt
All Other Liabilities
Stockholders’ Equity
Total Liabilities and Stockholders’ Equity
$   5.7
179.8
80.4
701.1
83.7
$ 1,050.7
$  359.7
162.7
528.3
$ 1,050.7
$   56.2
96.3
68.3
332.5
33.8
$  587.1
$  24.0
116.1
447.0
$  587.1

Accounts Receivable
Note:
On average we collect over 99% of our Medicare revenue.
On average we collect approximately 86% of our non-Medicare revenue
September 30, 2008 December 31, 2007
Medicare 139,765 $                 78,502 $
Estimated revenue adjustments (6,928)                       (3,622)
Medicare patient accounts receivable, net 132,837                    74,880
Non-Medicare 66,898                      34,397
Allowance for doubtful accounts (19,967)                     (12,968)
Non-Medicare patient accounts receivable, net 46,931                      21,429
Patient accounts receivable, net 179,768 $                 96,309 $

Medicare Completed Episode Collections as a Percentage of Revenue

100%
95%
90%
85%
80%
75%
70%
65%
60%
55%
50%
45%
Month 1
Month 2
Month 3
Month 4
Month 5
Month 6
Month 7
Month 8
Month 9
Month 10
Month 11
Month 12
Jan-06
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06
Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08

Accounts Receivable Historically, Amedisys collects over 99% of its Medicare receivables – Collections in 2008 have followed historical norms

Guidance
1 Guidance excludes the effects of future acquisitions, if they are made.
2 Provided as of the date of our Form 8-K filed with the Securities and Exchange Commission on October 28, 2008 and reaffirmed on November 20, 2008
3 Provided as of the date of our Form 8-K filed with the Securities and Exchange Commission on January 6, 2009
Calendar Year 2008
Net revenue: $1.150 - $1.175 billion
EPS: $3.20 - $3.25
(after adding back certain expenses related to
the integration of TLC Health Care Services, Inc.)
Diluted shares: 26.9 million
Calendar Year 2009
Net revenue: $1.425 - $1.475 billion
EPS: $4.10 - $4.30
Diluted shares: 27.5 million
3
2
1

Summary
Focus on home nursing and related services
to Medicare population
Large, growing and highly fragmented industry
Strong internal growth and cash flow
with low recurring routine cap ex
Proven operating model supported
by sophisticated technology system
Demonstrated ability to identify
and integrate acquisitions
Liquidity availability to fund external growth
Extensive delivery platform ideally positioned
for Medicare care management initiatives
Experienced management team

Contact Information
Kevin B. LeBlanc
Director of Investor Relations
Amedisys, Inc.
5959 S. Sherwood Forest Boulevard
Baton Rouge, LA 70816
Office – 225.292.2031
Fax – 225.295.9653
kleblanc@amedisys.com
We encourage everyone to visit the Investors section on our website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business and clinical operations and control processes, and SEC filings. We intend to use our website to expedite public access to time-critical information regarding the Company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information.